SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 1, 2002

(Date of Report)

MERIX CORPORATION

(Exact Name of Registrant as Specified in Charter)

Oregon

(State or Other Jurisdiction of Incorporation)

0-23818	93-1135197

(Commission File No.)	(IRS Employer Identification No.)

1521 Poplar Lane, Forest Grove, Oregon 97116

(Address of principal executive offices)	(Zip Code)

(503) 359-9300

(Registrant’s telephone number, including area code)

Item 5.    Other Events.

Merix Corporation, an Oregon corporation, has appointed American Stock Transfer & Trust Company to serve as Merix’s transfer agent and registrar, effective April 1, 2002.

Also effective April 2, 2002, Merix has amended the Rights Agreement dated as of March 25, 1997 between Merix and Mellon Investor Services LLC (formerly ChaseMellon Shareholder Services L.L.C.), as Rights Agent, and appointed American Stock Transfer & Trust Company as successor Rights Agent.

Item 7.    Financial Statements and Exhibits.

(c)  The following exhibits are filed as a part of this report.

Exhibit Number	Description
4.1*	Form of Amendment No. 1 to Rights Agreement, dated as of April 1, 2002, between Merix Corporation and Mellon Investor Services LLC (formerly ChaseMellon Investor Services L.L.C.), as Rights Agent

4.2*	Form of Amendment No. 2 to Rights Agreement, dated as of April 1, 2002, between Merix Corporation and American Stock Transfer & Trust Company, as Rights Agent

*	Incorporated by reference to the exhibits to Amendment No. 2 to the Company’s Registration Statement on Form 8-A filed on April 2, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIX CORPORATION

Date: April 2, 2002	By:	/s/ Janie S. Brown
Janie S. Brown Sr. Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit Number	Description
4.1*	Form of Amendment No. 1 to Rights Agreement, dated as of April 1, 2002, between Merix Corporation and Mellon Investor Services LLC (formerly ChaseMellon Investor Services L.L.C.), as Rights Agent

4.2*	Form of Amendment No. 2 to Rights Agreement, dated as of April 1, 2002, between Merix Corporation and American Stock Transfer & Trust Company, as Rights Agent

*	Incorporated by reference to the exhibits to Amendment No. 2 to the Company’s Registration Statement on Form 8-A filed on April 2, 2002.